EXHIBIT 10.1

 Omnibus Agreement regarding Series 1 Convertible Subordinated Promissory Notes


This Omnibus Agreement re Series 1 Convertible Subordinated Promissory Notes (this "Agreement") is entered into as of September 1, 2004 by and between BrightStar Information Technology Group, Inc., a Delaware corporation ("BrightStar"), BrightStar Information Technology Services, Inc., a Delaware corporation (the "Company"), and each of the holders of the Notes (as defined below) (each a "Holder" and, collectively, the "Holders").

                                 P R E A M B L E

Whereas, the Company initially issued to the Holders its Series 1 Convertible Subordinated Promissory Notes dated July 26, 2001 (as amended by amendments dated as of October 14, 2003 and June 30, 2004 by and between the Company and holders of Series 1 Convertible Subordinated Promissory Notes representing in aggregate outstanding principal amount not less than seventy-five percent (75%) of the aggregate outstanding principal amount of all Series 1 Convertible Subordinated Promissory Notes then outstanding, and including those Series 1 Convertible Subordinated Promissory Notes issued to Holders as payment in kind for interest, the "Notes"); and

Whereas, the Notes are secured pursuant to that certain Security Agreement dated as of July 26, 2001, made by BrightStar and others; and

Whereas, BrightStar proposes to transfer substantially all of its assets to the Holders by way of the transfer to each Holder of a percentage of common stock in a corporation or a percentage membership interest in a limited liability company that would own such assets equal to the percentage of the aggregate principal amount outstanding under all of the Notes represented by the Note(s) of such Holder (the "Asset Transfer"), including but not limited to all of the issued and outstanding capital stock of the Company, in exchange for a release of the lien and security interest encumbering the assets of BrightStar created pursuant to the Security Agreement, a release of and any and all other claims of any nature that such Holders may have against BrightStar, and certain other agreements by the Holders, all upon the terms and conditions set forth herein; and

Whereas, the Company and the Holders desire to extend the due date of certain payments under the Notes, regardless of whether the Asset Transfer is carried out;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

     1. AGREEMENTS OF HOLDERS EFFECTIVE UPON COMPLETION OF ASSET TRANSFER. Effective upon the satisfaction of the conditions set forth in Section 2 hereof (the "Effective Time"), on or before February 28, 2005 (the "Termination Date," which may be extended from time to time by the written consent of Holders of Notes representing in aggregate outstanding principal amount more than fifty percent (50%) of the aggregate outstanding principal amount of all Notes), and without further action on the part of the Holders, each of the Holders hereby:

          a. releases BrightStar from any and all liability or obligation whatsoever in respect of any of the Notes, the Security Agreement or any other document or agreement related thereto, or in respect of any other matter of any nature arising on or prior to the Effective Time, releases all liens and security interests encumbering assets of BrightStar and securing payment of the Notes, and agrees that BrightStar shall no longer be a "Debtor" under the Security Agreement.

          b. agrees that all warrants issued to such Holder in connection with the Notes are cancelled and of no further force or effect.

          c. agrees that Sections 5 through 12, and clauses (b), (c) and (d) of Section 13 of the Notes, shall be deleted from the Notes in their entirety.
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               Upon request by BrightStar or the Company, each Holder, at no expense to such Holder, agrees to execute and deliver any and all further documents necessary or appropriate to further confirm and assure the effectiveness and completion of the actions described in clauses a, b and c above and otherwise to carry out the intent and purposes of this Agreement, including, without limitation, the execution of termination statements under the Uniform Commercial Code and the return to BrightStar of all warrants issued to such Holder in connection with the Notes.

     2. CONDITIONS TO EFFECTIVENESS. The agreements of the Holders set forth in clauses a, b and c, of Section 1 above shall be effective only upon the satisfaction of the following conditions on or before the Termination Date:

          a. The stockholders of BrightStar shall have approved the Asset Transfer; and

          b.   The Asset Transfer shall have been completed.

     3. UNCONDITIONAL AMENDMENT OF NOTES. The Notes are hereby amended so that the date of the payments under the Notes and PIK Notes in respect of the periods ending September 30, 2004 and December 31, 2004 shall be extended to December 31, 2005.

     4. REPRESENTATIONS AND WARRANTIES OF BRIGHTSTAR. BrightStar represents and warrants to each of the Holders as follows:

          a. It is a corporation validly existing under the laws of the State of Delaware and has the corporate power to own its assets and to conduct its business as presently conducted.

          b. Upon approval of the Asset Transfer by the stockholders of BrightStar, the transaction contemplated by this Agreement, including the Asset Transfer, will be duly authorized on the part of BrightStar.

          c. BrightStar's Form 10-K and Form 10-Q reports filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 2002, are substantially in compliance with the requirements of the Exchange Act, and no statement contained therein contains any untrue statement of a material fact or omits to state any material fact known to BrightStar necessary to make the statements contained therein and therein not misleading.

          d. BrightStar's projections of financial performance of the Company in future periods which have been furnished to the Ad Hoc Committee of Note Holders were prepared in good faith by BrightStar based on assumptions believed by BrightStar to be reasonable when made.

     5. DISCLAIMER. Each Holder executing this Agreement is doing so based solely on the representations and warranties set forth in Section 4 above and the independent determination of such Holder. Except for the representations and warranties set forth in Section 4 above, no Holder is relying in any way on statements made by or on behalf of BrightStar, whether made by directors or officers of BrightStar, by members of the Ad Hoc Committee of Note Holders, or by any party acting as a consultant, advisor or attorney for BrightStar. Each Holder recognizes that any and all projections of financial performance of the Company in future periods which have been furnished to Holders are predictions of future events and thus inherently uncertain, and actual financial performance will differ from such projections. In no event shall any individual have any obligation or liability to any Holder associated with the Notes, the obligations of BrightStar or the Company under the Notes, or the transaction contemplated by this Agreement.

     6. EFFECTIVENESS. This Agreement shall become effective upon execution hereof by the Company and by Holders whose Notes represent in total seventy-five percent (75%) of the aggregate outstanding principal amount of the Notes.

     7. ACKNOWLEDGEMENT AND CONSENT OF COMPANY. The Company acknowledges the continuation of its obligations under the Notes and the Security Agreement. The Company consents to the transactions contemplated by this Agreement.

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IN WITNESS  WHEREOF,  the Parties have  executed  this  amendment as of the date first written above.

                             BrightStar Information Technology Group, Inc.


                             By
                                 -------------------------------
                                  Joseph A. Wagda
                                  Chief Executive Officer

Name of Holder:

                             BrightStar Information Technology Services, Inc.


By                           By
----------------------------     -------------------------------
                                  Joseph A. Wagda
Name:                             Chief Executive Officer
    ------------------------

Title:
    ------------------------




                Consent of Other Debtors under Security Agreement

Each of the undersigned consents to the completion of each of the transactions contemplated by the foregoing Omnibus Agreement re Series 1 Convertible Subordinated Promissory Notes, and acknowledges that property belonging to each of the undersigned will remain subject to liens and security interests to the extent set forth in the Security Agreement (as defined in the foregoing Agreement).

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date and year first above written.

                                   INTEGRATED CONTROLS, INC.

                                   By
                                   --------------------------------
                                   Joseph A. Wagda
                                   Chief Executive Officer


                                   "DEBTOR"

                                   SOFTWARE CONSULTING SERVICES AMERICA, INC.

                                   By
                                   --------------------------------
                                   Joseph A. Wagda
                                   Chief Executive Officer


                                   "DEBTOR"

                                   SOFTWARE INNOVATORS, INC.

                                   By
                                   --------------------------------
                                   Joseph A. Wagda
                                   Chief Executive Officer



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